                         EXHIBITS FOR S-1 REGISTRATION STATEMENT
                           OF METRO INFORMATION SERVICES, INC.

EXHIBIT 10.8   PROMISSORY NOTE DATED AS OF APRIL 30, 1996 BY AND
               BETWEEN CRESTAR BANK AND REGISTRANT.

COMMERCIAL NOTE - CRESTAR BANK                                          {LOGO}

BORROWER:            Metro Information Services, Inc.


LOAN AMOUNT:         Five Million Dollars and no cents ($5,000,000.00)

BORROWER'S ADDRESS:  P.O. Box 8888
                     607 Lynnhaven Pkwy
                     Va. Beach, VA 23450-8888

OFFICER:             Joel S Rhew ______ (initials)      DATE: December 31, 1996


ACCOUNT NO:          04300034372843    NOTE NO: 0001   NOTE TYPE: Renewal Loan
______________________________________________________________________________

For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

LOAN TYPE AND REPAYMENT TERMS

LOAN TYPE:        Revolving Master Borrowing Line

                  This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

REPAYMENT TERMS:  Principal on demand, plus interest, but the undersigned shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

                  This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, 4 months from the date of this Note, unless an alternate termination date is indicated in the "Agreement", as defined below.

                  The Bank shall have the right to demand payment at any time even if an event of default (as identified in this Note) has not occurred.

ADDITIONAL TERMS AND CONDITIONS:


This Note is governed by additional terms and conditions contained in a Commitment Letter between the undersigned and the Bank dated December 31, 1996, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.


INTEREST

Accrued interest will be payable on the last day of each month beginning on January 31, 1997.


Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).


Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable transaction which uses a Crestar Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.


Subject to the above, interest per annum payable on this Note (the "Rate") will be the "Index" (as defined in this Note). The "Prime Rate" shall be the borrower's option of the following rates: (A) the rate established from time to time by the Bank and recorded in its

_______________________________________________________________________________
                               IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES
A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
_______________________________________________________________________________

Central Credit Administration Division as a reference rate for fixing the lending rate for commercial loans or (B) 1.50% plus LIBOR rate or (C) 1.50% plus Crestar Money Market Rate. The Prime Rate is a reference rate only and does not necessarily represent the lowest rate of interest charged for such borrowings. Adjustments to the Rate shall be effective as of Crestar Prime: as of the date the Prime Rate changes or if LIBOR: at specified maturities or if Crestar Money Market: float on a daily basis.



This Note represents a renewal and an increase of the balance owed on note number 043000343728430001 dated May 1, 1996, in the original principal amount of $2,000,000.00.


COLLATERAL

Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof.


All accounts, contract rights, chattel paper, instruments, documents and general intangibles now existing or hereafter acquired and all proceeds and products thereof as more particularly described in a Security Agreement by Metro Information Services, Inc. dated May 1, 1993.


All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

LOAN PURPOSE AND UPDATED FINANCIAL INFORMATION REQUIRED

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

DEFAULT, ACCELERATION AND SETOFF


Any one of the following will constitute an event of default under the terms of this Note: (1) the failure to make when due any installment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party");
(3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party, or the repossession or seizure of property of any Party; (5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate its obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of its assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.


CAPITAL ADEQUACY


Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.


LATE CHARGES AND OTHER AUTHORIZED CHARGES

If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and attorneys' fees of 25% of the unpaid balance of this Note, or actual attorneys' fees if in excess of such amount, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral;
(4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an event of default, interest will accrue at the Default Rate.

WAIVERS

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.
TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

JUDGMENT BY CONFESSION


The undersigned hereby duly constitute and appoint Cynthia C. Cheatam, David Singleton or Sigur E. Whitaker as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the City of Norfolk or Virginia Beach, Virginia upon this Note and all amounts owed hereunder, including all costs of collection, attorneys' fees equal to 25% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.


SEVERABILITY, AMENDMENTS AND NO WAIVER BY BANK

Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.


LIABILITY, SUCCESSORS AND ASSIGNS AND CHOICE OF LAW

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable Federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.


By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.


                                        Metro Information Services, Inc.


                                   By:  /s/ JOHN H. FAIN
                                        _______________________________ (Seal)
                                        John H. Fain, President